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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 6, 2000

                          McDERMOTT INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)



          Republic of Panama                                                                 72-0593134
     (State of Other Jurisdiction                       1-8430                              (IRS Employer
           of Incorporation)                     (Commission File No.)                   Identification No.)




                 1450 Poydras Street
                New Orleans, Louisiana                                                      70112-6050
         (Address of Principal Executive Offices)                                           (Zip Code)
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Registrant's Telephone Number, Including Area Code:  (504) 587-5400





                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5:  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On December 6, 2000, we amended our Amended and Restated Rights
         Agreement dated April 15, 1999 to extend its term from January 2, 2001 to May 3, 2001. All other terms of our Amended and Restated Rights
         Agreement remain unchanged.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibit 4.1 -  Amended and Restated Rights Agreement dated April
                            15, 1999 (incorporated by reference to Exhibit 4.1 of McDermott International, Inc.'s Annual Report on
                            Form 10-K for the fiscal year ended March 31, 1999).

             Exhibit 4.2 -  Amendment dated December 6, 2000 to Amended and
                            Restated Rights Agreement dated April 15, 1999.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MCDERMOTT INTERNATIONAL, INC.


                                    By:        /s/  John T. Nesser, III
                                             --------------------------------
                                    Name:      John T. Nesser, III
                                    Title:     Senior Vice President and
                                               General Counsel and
                                               Corporate Secretary




Date:  December 6, 2000

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